File No. 333-218722

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 20, 2017

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.   4

Post-Effective Amendment No.  [   ]

JNL Series Trust
(Exact Name of Registrant as Specified in Charter)

1 Corporate Way
Lansing, Michigan 48951
(Address of Principal Executive Offices)

(517) 381-5500
(Registrant's Area Code and Telephone Number)

225 West Wacker Drive
Suite 1200
Chicago, Illinois 60606
(Mailing Address)

With copies to:

EMILY J. BENNETT, ESQ. JNL Series Trust 1 Corporate Way Lansing, Michigan 48951	PAULITA PIKE, ESQ. Ropes & Gray LLP 191 North Wacker Drive Chicago, Illinois 60606

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on July 21, 2017, pursuant to Rule 488 under the Securities Act of 1933, as amended.
Title of securities being registered: Class A and Class I Shares of beneficial interest in the series of the registrant designated as the JNL/Harris Oakmark Global Equity Fund.
No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-87244 and 811-8894).

JNL SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Contract Owners

Notice of Special Meeting

Contract Owner Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way

Lansing, Michigan 48951

July 21, 2017

Dear Contract Owner:

Enclosed is a notice of a Special Meeting of Shareholders of the JNL/Red Rocks Listed Private Equity Fund (the “Red Rocks” or the “Acquired Fund”), a series of JNL Series Trust (the “Trust”). The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on August 23, 2017, at 9:00 a.m., Eastern Time (the “Meeting”). At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/Harris Oakmark Global Equity Fund, also a series of the Trust (the “Acquiring Fund”).

The Board has approved this proposal.

Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC (“JNAM”), and each is sub-advised by an investment sub-adviser. If the Reorganization is approved and implemented, each person that invests indirectly in the Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.

Pending shareholder approval, effective as of the close of business on September 22, 2017, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees, or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (the “Divisions”) of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund, such as allocating your premium payments to other Divisions.

All actions with regard to the Acquired Fund need to be completed by the Closing Date. In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division. The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep, and Rebalancing Programs (together, the “Programs”). In addition to the Acquiring Fund Division, there are other Divisions investing in mutual funds that seek capital appreciation. If you want to transfer all or a portion of your Contract value out of the Acquired Fund Division prior to the Reorganization, you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, if you want to transfer all or a portion of your Contract value out of the Acquiring Fund Division after the Reorganization, you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. You will be provided with an additional notification of this free-transfer policy on or about September 25, 2017.

If you want to change your allocation instructions as to your future premium payments or the Programs or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson variable universal life policies:

Jackson® Service Center
P.O. Box 30502
Lansing, Michigan 48909-8002
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

An owner of a variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on June 30, 2017. The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting. Please respond promptly in order to save additional costs of proxy solicitation and to make sure you are represented.

Very truly yours,

Mark D. Nerud
Trustee, President, and Chief Executive Officer
JNL Series Trust

JNL SERIES TRUST

JNL/Red Rocks Listed Private Equity Fund

1 Corporate Way

Lansing, Michigan 48951

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 23, 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the JNL/Red Rocks Listed Private Equity Fund (the “Red Rocks Fund” or the “Acquired Fund”), a series of JNL Series Trust (the “Trust”), will be held on August 23, 2017 at 9:00 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.	To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the Red Rocks Fund into the JNL/Harris Oakmark Global Equity Fund, also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above agenda items.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on June 30, 2017. If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board recommends that you vote or provide voting instructions to vote FOR the proposal.

By order of the Board,

Mark D. Nerud
Trustee, President, & Chief Executive Officer

July 21, 2017

Lansing, Michigan

ii

JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS

REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNL/RED ROCKS LISTED PRIVATE EQUITY FUND

A SERIES OF THE JNL SERIES TRUST

TO BE HELD ON AUGUST 23, 2017

DATED: JULY 21, 2017

GENERAL

These Contract Owner voting instructions are being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of June 30, 2017 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the JNL/Red Rocks Listed Private Equity Fund (the “Red Rocks Fund” or “Acquired Fund”), a series of JNL Series Trust (the “Trust”).

The Trust is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”). The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a corresponding series of the Trust that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner Voting Instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about July 28, 2017.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s) and sign, date, and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract Owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated, and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund. At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

i

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and will vote shares of the regulated investment companies (also known as “RICs”) that are held by the Fund of Funds whose shares are held by a Separate Account in the same proportion as voting instructions timely given by Contract Owners for those respective regulated investment companies. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal. Please see “Additional Information about the Funds – Tax Status” below for further information regarding regulated investment companies.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet, or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date, and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

ii

PROXY STATEMENT

for

JNL/Red Rocks Listed Private Equity Fund, a series of JNL Series Trust

and

PROSPECTUS

for

JNL/Harris Oakmark Global Equity Fund, a series of JNL Series Trust

Dated

July 21, 2017

1 Corporate Way

Lansing, Michigan 48951

(517) 381-5500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of June 30, 2017, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Red Rocks Listed Private Equity Fund (the “Red Rocks Fund” or the “Acquired Fund”), a series of JNL Series Trust (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for shareholders of the Red Rocks Fund to vote on a Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the Red Rocks Fund into the JNL/Harris Oakmark Global Equity Fund (the “Harris Fund” or the “Acquiring Fund”), also a series of the Trust.

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of June 30, 2017. Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on August 23, 2017, at 9:00 a.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the Trust’s Board, which provides for the reorganization of the Red Rocks Fund into the Harris Fund.	Shareholders of the Red Rocks Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about July 28, 2017. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of the Trust, each dated April 24, 2017, as supplemented, with respect to the Acquired Fund (File Nos. 033-87244 and 811-8894);

2.	The Annual Report to Shareholders of the Trust with respect to the Acquired Fund for the fiscal year ended December 31, 2016 (File Nos. 033-87244 and 811-8894);

3.	The Statement of Additional Information dated July 21, 2017, relating to the Reorganization (File No. 333-218722).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in any of the documents incorporated into this proxy statement/prospectus, including the Annual Report listed above, which have been furnished to Contract Owners. Contract Owners may request a copy thereof, without charge, by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com .

The Trust is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, it must file certain reports and other information with the SEC. You can copy and review proxy materials, reports, and other information about the Trust at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Proxy materials, reports, and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, DC 20549-1520.

ii

iii

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

The proposed Reorganization is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the Board, which provides for the reorganization of the Red Rocks Fund into the Harris Fund.	Shareholders of the Red Rocks Fund

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of June 30, 2017 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund. (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)

The Acquired Fund’s shares are divided into two classes, designated Class A and Class B shares (“Acquired Fund Shares”). The Acquiring Fund currently only has one share class (Class A). However, effective September 25, 2017, the Acquiring Fund will have two share classes, Class A and Class I shares (“Acquiring Fund Shares”).

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in the “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors” and “Comparison of Fundamental Policies” sections below. The Funds have identical distribution procedures, purchase procedures, exchange rights, and redemption procedures, which are discussed in “Additional Information about the Funds ” below. Each Fund offers its shares to Separate Accounts and certain other eligible investors. Shares of each Fund are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on September 22, 2017, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”). As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund. Such shareholder would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date. Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund through the Investment Divisions of a

Separate Account would become indirectly invested in shares of the Acquiring Fund through the Investment Divisions of a Separate Account .

The Contract value of each such Contract Owner would be invested indirectly through the Investment Divisions of a Separate Account , immediately after the Closing Date, in shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares in which the Contract Owner invested indirectly through the Investment Divisions of a Separate Account as of the Closing Date. It is expected that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization. Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The Board unanimously approved the Plan of Reorganization with respect to the Red Rocks Fund. Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders. In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally. The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE RED ROCKS FUND INTO THE HARRIS FUND.

This Proposal requests the approval of Red Rocks Fund shareholders of the Plan of Reorganization pursuant to which the Red Rocks Fund will be reorganized into the Harris Fund.

In considering whether you should approve this Proposal, you should note that:

•	The Funds have different investment objectives. The Red Rocks Fund seeks maximum total return, while the Harris Fund seeks capital appreciation. For a detailed comparison of each Fund’s investment objectives and principal investment strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below.

•	The Funds have different principal investment strategies. The Red Rocks Fund seeks to achieve its objective by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have a stated intention to have a significant portion of their assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies. The Harris Fund, under normal market conditions, will invest at least 80% of its assets in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Harris Fund invests in the securities of companies located in at least three countries. Typically, the Harris Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. There are no geographic limits on the Harris Fund’s non-U.S. investments, and the Harris Fund may invest in securities of companies located in developed or emerging markets. The Harris Fund may invest in the securities of large-, mid-, and small-capitalization companies. For a detailed comparison of each Fund’s investment objectives and principal investment strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” and Appendix B.

•
Both Funds have similar fundamental policies. However, the Harris Fund may not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities), while the Red Rocks Fund may concentrate its investments in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have a stated intention to have a significant portion of their assets invested in or exposed to private companies (“Listed Private

Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies . Furthermore, the Red Rocks Fund is “non-diversified,” whereas the Harris Fund is “diversified.” For a detailed comparison of each Fund’s fundamental investment policies, see “Comparison of Fundamental Policies”  below.

•	While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware. Each Fund’s principal risks include accounting risk, company risk, concentration risk, equity securities risk, financial services risk, foreign regulatory risk, foreign securities risk, investment style risk, managed portfolio risk, and stock risk. The Red Rocks Fund, however, also is subject to investment in other investment companies risk, liquidity risk, mid-capitalization and small-capitalization investing risk, non-diversification risk, and securities lending risk, while the Harris Fund generally is not. In addition, the principal risks of investing in the Harris Fund include currency risk, emerging markets and less developed countries risk, European investment risk, investment strategy risk, large-capitalization investing risk, market risk, mid-capitalization investing risk, sector risk, small-capitalization investing risk, and volatility risk, which are not principal risks of investing in the Red Rocks Fund. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

•	Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) serves as the investment adviser and administrator for each Fund and would continue to manage and administer the Harris Fund after the Reorganization. JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the Board, to appoint, dismiss, and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers, without obtaining shareholder approval. However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval. JNAM has appointed Red Rocks Capital LLC as the sub-adviser to manage the assets of the Red Rocks Fund, and Harris Associates L.P. as the sub-adviser to manage the assets of the Harris Fund. It is anticipated that Harris Associates L.P. will continue to sub-advise the Harris Fund after the Reorganization. For a detailed description of JNAM and the Harris Fund’s sub-adviser, please see “Additional Information about the Funds - The Adviser” and “Additional Information about the Funds - The Sub-Advisers” below.

•	The Red Rocks Fund (Class A and B shares) and the Harris Fund (Class A) had net assets of approximately $460,605,096 and $64,915,778, respectively, as of December 31, 2016. Thus, if the Reorganization had been in effect on that date, the Red Rocks Fund combined with the Harris Fund (the “Combined Fund”) would have had net assets of approximately $525,520,874 .

•	Class A shareholders of the Red Rocks Fund will receive Class A shares of the Harris Fund, and Class B shareholders of the Red Rocks Fund will receive Class I shares of the Harris Fund pursuant to the Reorganization. At a meeting of shareholders held on June 22, 2017, shareholders adopted an amended and restated Distribution Plan , and , therefore, the Harris Fund will have two share classes, Class A and Class I effective September 25, 2017. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization,” and “Additional Information about the Funds ” below for more information.

•	Following the Reorganization, the total annual fund operating expense ratio for the Harris Fund will be lower than those of the Red Rocks Fund currently, but the management fees will be higher. The lower total annual fund operating expense ratio after the Reorganization is primarily a result from the reduction in the acquired fund fees and expenses. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds ” below.

•	The maximum management fee for both the Red Rocks Fund and the Harris Fund is equal to an annual rate of 0.85% of its average daily net assets. As of March 31, 2017, the actual management fees of the Red Rocks Fund and the Harris Fund were 0.80% and 0.85%, respectively. The administrative fee payable to the administrator as the administrator of both Funds is 0.15% on assets up to $3 billion and 0.13% on assets over $3 billion. As of March 31, 2017, the actual administrative fees for each of the Red Rocks Fund and the Harris Fund was 0.15%. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds ” below.

•	Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the Harris Fund. In connection with the Reorganization, it is currently anticipated that roughly 100% of the Red Rocks Fund’s holdings will be liquidated and transferred to the Acquired Fund, and then reinvested in the Harris Fund in accordance with the Harris Fund’s policies and strategies . It is not expected that the Harris Fund will revise any of its investment policies following the Reorganization to reflect those of the Red Rocks Fund.

•	The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended (the “Code”) of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with this Reorganization. The Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. Although not free from doubt, the Reorganization is expected to be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds and is not expected to result in any material adverse federal income tax consequences to shareholders of the Red Rocks Fund. Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”), associated with the Reorganization. Such Transaction Costs are estimated to be $153,472 attributed to the Red Rocks Fund and $299,166 attributed to the Harris Fund. Please see “Additional Information about the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of Class A and Class I shares of the Acquiring Fund after giving effect to the proposed Reorganization. Fees and expenses for each Fund are based on those incurred for the fiscal year ended December 31, 2016. The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2016. The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: Red Rocks Fund		Acquiring Fund: Harris Fund	Pro Forma Harris Fund (assuming expected operating expenses if the Reorganization is approved)
	Class A	Class B	Class A	Class A	Class I [6]
Management Fee [1]	0.82%	0.82%	0.85%	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees) [2]	0.20%	0.00%	0.20%	0.20%	0.00%
Other Expenses [3]	0.15%	0.15%	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses	0.88%	0.88%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [4,5]	2.05%	1.85%	1.22%	1.22%	1.02%

1 Effective September 25, 2017, the Pro Forma Harris Fund’s management fee will be 0.72%.  If the proposed Reorganization is not approved by shareholders, the Acquired Fund’s management fee will be 0.72% and the Acquiring Fund’s management fee will be 0.75%.

2 Effective September 25, 2017, the Acquiring Fund’s and the Pro Forma Harris Fund’s distribution and/or service fees (12b-1 fees) on Class A shares will increase to 0.30%. If the proposed Reorganization is not approved by shareholders, the Acquired Fund’s distribution and/or service fees (12b-1 fees) on Class A shares will increase to 0.30%.

3 “Other Expenses” include an Administrative Fee of 0.15% for both the Acquired Fund and the Acquiring Fund, which is payable to JNAM.

4 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of this Proxy Statement/Prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

5 Effective September 25, 2017, total annual fund operating expenses of the Acquired Fund are expected to be 2.05% for Class A s hares and 1.75% for Class B s hares.  Effective September 25, 2017, total annual fund operating expenses of the Acquiring Fund are expected to be 1.19% for Class A shares and 0.89% for Class I shares.

6 Effective September 25, 2017, the Acquiring Fund will have two share classes, Class A shares and Class I shares.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included. The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of December 31, 2016; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Red Rocks Fund (Acquired Fund)
Class A	$208	$643	$1,103	$2,379
Class B	$188	$582	$1,001	$2,169
Harris Fund (Acquiring Fund)
Class A	$124	$387	$670	$1,477
Pro Forma Harris Fund (assuming expected operating expenses if the Reorganization is approved)
Class A	$124	$387	$670	$1,477
Class I	$104	$325	$563	$1,248

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect a Fund’s performance. For the fiscal year ended December 31, 2016, the portfolio turnover rates for the Red Rocks Fund and the Harris Fund were 22% and 42%, respectively, of the average value of each portfolio.

Comparison of Investment Adviser and Sub-Advisers

The following table compares the investment adviser and sub-adviser of the Red Rocks Fund with those of the Harris Fund.

Acquired Fund	Acquiring Fund
Red Rocks Fund	Harris Fund
Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Red Rocks Capital LLC	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Harris Associates L.P.

Comparison of Investment Objectives and Principal Investment Strategies

The following table compares the investment objectives and principal investment strategies of the Red Rocks Fund with those of the Harris Fund. The Board may change the investment objective of a Fund without a vote of the Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquired Fund	Acquiring Fund
Red Rocks Fund	Harris Fund
Investment Objective The investment objective of the Fund is to seek to maximum total return.	Investment Objective The investment objective of the Fund is to seek capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have a stated intention to have a significant portion of their assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. There are no geographic limits on the Fund’s non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicles whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the estimate of its intrinsic or true business value as determined by the Fund’s investment sub-adviser, Harris Associates L.P. (“Sub-Adviser”). A “true business value,” means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Fund’s Sub-Adviser believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment

Acquired Fund	Acquiring Fund
Red Rocks Fund	Harris Fund
Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private equity companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

objective.

The Sub-Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, the Sub-Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) a high level of ownership by management.

In making its investment decisions, the Sub-Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Sub-Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Sub-Adviser’s analysts typically visit companies and conduct other research on the companies and their industries.

Once the Sub-Adviser identifies a stock that it believes is selling at a significant discount to the Sub-Adviser’s estimate intrinsic value and that the company has one or more of the additional qualities mentioned above, the Sub-Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches it’s estimated worth. This means the Sub-Adviser sets specific “buy” and “sell” targets for each stock held by the Fund. The Sub-Adviser also monitors each holding and adjusts these price targets as warranted to reflect changes in a company’s fundamentals.

The Fund may concentrate its investments in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have a stated intention to have a significant portion of their assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.	The Sub-Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund’s portfolio typically holds thirty to sixty stocks and a significant percentage of the Fund’s total assets may also be invested in a particular region, sector or industry.
The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.	No corresponding strategy.

Comparison of Principal Risk Factors

While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware. Each Fund’s principal risks include accounting risk, company risk, concentration risk, equity securities risk, financial services risk, foreign regulatory risk, foreign securities risk, investment style risk, managed portfolio risk, and stock risk. The Red Rocks Fund, however, also is subject to investment in other investment companies risk, liquidity risk, mid-capitalization and small-capitalization investing risk, non-diversification risk, and securities lending risk, while the Harris Fund generally is not. In addition, the principal risks of investing in the Harris Fund include currency risk, emerging markets and less developed countries risk, European investment risk, investment strategy risk, large-capitalization investing risk, market risk, mid-capitalization investing risk, sector risk, small-capitalization investing risk, and volatility risk, which are not principal risks of investing in the Red Rocks Fund. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For additional information about each principal risk and other applicable risks, see Appendix B.

	Acquired Fund	Acquiring Fund
Risks	Red Rocks Funds	Harris Fund
Accounting risk	X	X
Company risk	X	X
Concentration risk	X	X
Currency risk		X
Emerging markets and less developed countries risk		X
Equity securities risk	X	X
European investment risk		X
Financial services risk	X	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Investment in other investment companies risk	X
Investment strategy risk		X
Investment style risk	X	X

	Acquired Fund	Acquiring Fund
Risks	Red Rocks Funds	Harris Fund
Large-capitalization investing risk		X
Liquidity risk	X
Managed portfolio risk	X	X
Market risk		X
Mid-capitalization and small-capitalization investing risk	X
Mid-capitalization investing risk		X
Non-diversification risk	X
Sector risk		X
Securities lending risk	X
Small-capitalization investing risk		X
Stock risk	X	X
Volatility risk		X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. The following table compares the fundamental policies of the Harris Fund with those of the Red Rocks Fund.

Acquired Fund	Acquiring Fund
Red Rocks Fund	Harris Fund
(1) The Fund is “non-diversified.”	The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.

(2)   The Fund may invest more than 25% of the value of its assets in any particular industry (as described below) (other than U.S. Government securities and/or foreign sovereign debt securities).

The Fund may concentrate its investments in (i) securities of U.S. and non-U.S. companies listed

The Fund may not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).

on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have a stated intention to have a significant portion of their assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

(3) The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4)    The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(5)    The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
Same.
(6)    The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.
Same.
(7)    The Fund may not invest more than 15% of its net assets in illiquid securities.  This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board.
Same.
(8)    The Fund may not issue senior securities except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If borrowings exceed 25% of the value of the Fund’s total assets by reason of a decline in net
Same.

assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation.  This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad-based securities market index that has investment characteristics similar to those of such Fund. Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

Red Rocks Fund (Class A) – Calendar Year Total Returns

(Acquired Fund)

Best Quarter (ended 6/30/2009): 45.51%; Worst Quarter (ended 9/30/2011): -26.77%

Red Rocks Fund (Class B) – Calendar Year Total Returns

(Acquired Fund)

Best Quarter (ended 6/30/2009): 45.73%; Worst Quarter (ended 9/30/2011): -26.74%

Harris Fund – Calendar Year Total Returns

(Acquiring Fund)

Best Quarter (ended 9/30/2016): 12.23%; Worst Quarter (ended 6/30/2016): -5.49%

Acquired Fund – Average Annual Total Returns as of December 31, 2016
	1 year	5 year	Life of Fund (October 6, 2008)
Red Rocks Fund (Class A)	8.22%	14.88%	6.88%
Red Rocks Fund (Class B)	8.50%	15.14%	7.10%
S&P Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)	15.39%	15.35%	6.74%

Acquiring Fund – Average Annual Total Returns as of December 31, 2016
	1 year	Life of Fund (April 27, 2015)
Harris Fund (Class A)	12.45%	-0.22%
MSCI World Index	7.51%	0.30%

Capitalization

The following table shows the capitalization of each Fund as of December 31, 2016, and of the Harris Fund on a pro forma combined basis as of December 31, 2016 after giving effect to the proposed Reorganization. The actual net assets of the Red Rocks Fund and the Harris Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the Harris Fund will be received by shareholders of Red Rocks Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the Harris Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Red Rocks Fund – Class A (Acquired Fund)	$460,116,714	$8.81	52,207,446
Harris Fund – Class A (Acquiring Fund)	$64,915,778	$9.87	6,575,060
Adjustments	$(452,158)(a)	—	(5,635,556)(b)
Pro forma Harris Fund – Class A (assuming the Reorganization is approved)	$524,580,334	$9.87	53,146,950
Red Rocks Fund – Class B (Acquired Fund)	$488,382	$8.90	54,876
Harris Fund – Class I (c) (Acquiring Fund)	$-	$9.87(d)	—
Adjustments	$(480)(a)	—	(5,443)(b)
Pro forma Harris Fund – Class I (assuming the Reorganization is approved)	$487,902	9.87	49,433
(a)	The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm, will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. Each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization. Such Transaction Costs are estimated to be $153,472 attributed to the Acquired Fund and $299,166 attributed to the Acquiring Fund. It is projected that the Combined Fund will occur additional management expenses of $155,708 in the fiscal year after the Reorganization based on the proformas as of December 31, 2016.
(b)	The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the Acquiring Fund to reflect the exchange of shares of the Acquired Fund.
(c)	Effective September 25, 2017, the Acquiring Fund will have two share classes, Class A shares and Class I shares.
(d)	Because the Harris Fund has only one share class (Class A) as the date of this Proxy Statement , the net asset value of Class A shares was used for calculation purposes to determine the pro forma capitalization with respect to Class I shares of the Harris Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Red Rocks Fund by the Harris Fund. If the Reorganization had taken place on December 31, 2016, shareholders of the Red Rocks Fund would have received 46,571,890 and 49,433 Class A and Class I shares, respectively, of the Harris Fund.

After careful consideration, the Board unanimously approved the Plan of Reorganization with respect to the Red Rocks Fund. Accordingly, the Board has submitted the Plan of Reorganization for approval by the Red Rocks Fund’s shareholders. The Board recommends that you vote “FOR” this Proposal.

*       *       *       *       *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A and Class I shares of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the Class A and Class I shares of the Acquiring Fund distributed to the Class A and Class B shareholders, respectively, of the Acquired Fund in the redemption of the Class A and Class B Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on September 22, 2017, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization, subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive Class A or Class I shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization. Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Acquiring Fund is a series of the Trust.

For certain Funds, the Trust currently offers two classes of shares, Class A and Class B; however, the Acquiring Fund currently only has one share class. However, effective September 25, 2017, the Acquiring Fund will have two share classes, Class A shares and Class I shares.  The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund's Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares.  At a meeting of shareholders held on June 22, 2017, shareholders adopted an amended and restated Distribution Plan (the "Amended Plan").  The Class A shares will be charged a Rule 12b-1 fee at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the Acquiring Fund. Because these distribution/service fees are paid out of the Acquiring Fund's assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the Board held on June 1-2, 2017, JNAM recommended that the Board consider and approve the proposed Reorganization. In connection with the proposed Reorganization, the Board, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”), considered written memoranda and other supporting materials provided by JNAM and discussed the potential benefits to the shareholders of the Acquired Fund under the proposed Reorganization. The Board considered that the Reorganization is part of an overall rationalization of the Trust’s offerings and is designed to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain nonqualified plans. The Board also considered that the Reorganization also seeks to increase assets under management in the Acquiring Fund in an effort to achieve additional economies of scale for beneficial owners of the Acquired Fund. The Board noted that t he objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders and Contract Owners. The Board noted that approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In determining whether to recommend approval of the Reorganization, the Board considered many factors, including:

●	Investment Objectives and Investment Strategies.The Board considered that the Reorganization will permit the Contract Owners and others with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund with similar investment goals, noting that the Acquired Fund’s investment objective is to seek to maximum total return, and the Acquiring Fund’s investment objective is to seek capital appreciation. The Board considered the Acquired Fund’s unique investment process and strategies, and management’s assertion that the Acquiring Fund offers two similar key characteristics of the Acquired Fund: its global equity composition and its large allocation to the financials sector. The Board also considered management’s statement that it has stronger conviction in the portfolio management for the Acquiring Fund and believes that the Acquiring Fund represents exposure to a quality portfolio management team who has delivered strong long-term risk adjusted performance relative to both its peers and its benchmark. As described below, t he Board considered how the Acquired Fund’s shareholders will benefit from the Reorganization. For a full description of the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives and Principal Investment Strategies.”

●	Operating Expenses. The Board considered that, if approved by the Acquired Fund’s shareholders, the Reorganization will result in a C ombined Fund with a total annual fund operating expense ratio that is lower than those of the Acquired Fund currently, but higher management fees. The Board also considered that, as of its most recent fiscal year end of December 31, 2016, the Acquired Fund had total annual operating expense ratios that were higher than that of the Acquiring Fund. The Board noted that the lower total annual fund operating expense ratio after the Reorganization is primarily a result from the reduction in the acquired fund fees and expenses. See “Comparative Fee and Expense Tables.”

●	Larger Asset Base. The Board noted that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund that has a larger asset base than that of the Acquired Fund currently. The Board further noted that as of March 31, 2017 , the Acquired Fund had assets of $462.40 million as compared to assets of $76.02 million for the Acquiring Fund. The Board considered that reorganizing the Acquired Fund into the Acquiring Fund is the best way to offer Contract Owners and other investors the ability to benefit from economies of scale.

●	Performance. The Board considered that the Acquiring Fund has had better performance than the Acquired Fund for the 3 month and 1-year periods ended March 31, 2017. The Board also noted that, during calendar year 2016, the Acquiring Fund returned 12.45% while Class A shares and Class B shares of the Acquired Fund returned 8.22% and 8.50%, respectively.

●	Investment Adviser and Other Service Providers. The Board considered that the Funds currently have the same investment adviser and administrator, JNAM, and many of the same service providers, with the exception of having different sub-advisers. It considered that the Acquired Fund will have the same investment adviser and other service providers after the Reorganization as it has currently. Specifically, the Board noted that the transfer agent for the Acquiring Fund is the same as for the Acquired Fund and will remain the same after the Reorganization. It further noted that the distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization. The Board considered that the custodian for the Acquired Fund, J.P. Morgan Chase Bank, N.A., is different from the custodian for the Acquiring Fund, State Street Bank and Trust Company, but that the custodian for the Acquiring Fund will remain the same after the Reorganization. The Board noted that the Acquired Fund is sub-advised by Red Rocks Capital LLC and the Acquiring Fund is sub-advised by Harris Associates L.P., and it considered that after the Reorganization, the Combined Fund will be sub-advised by Harris Associates L.P. The Board discussed how this change of sub-adviser may benefit the Acquired Fund’s shareholders, considering management’s general concerns about the Acquired Fund. It took into account those concerns about the

Acquired Fund’s sub-adviser (e.g., overall concerns about the portfolio management team). The Board discussed whether it would benefit the shareholders to replace the Fund’s sub-adviser rather than merging it into the Acquiring Fund and how such a replacement would affect the Fund’s fees. The Board considered management’s high level of conviction in the Acquiring Fund, as well as management’s confidence in the Acquiring Fund’s sub-adviser. See “Comparison of Investment Adviser and Sub-Adviser.”

●	Federal Income Tax Consequences. The Board took into account that Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization. It considered that the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code and is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Fund.

●	Costs of Reorganization. The Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. The Board also considered that each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization and that such Transaction Costs are estimated to be $153,472 attributed to the Red Rocks Fund and $299,166 attributed to the Harris Fund. Please see “Additional Information about the Reorganization” below for more information.

In summary, in determining whether to recommend approval of the Reorganization, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund’s and Acquiring Fund’s shareholders’, Contract Owners’, and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund’s and Acquiring Fund’s shareholders, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Trustee may have attributed different weights to the various factors.

T he Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of the Acquired Fund’s and the Acquiring Fund’s Contract Owners and other investors would not be diluted as a result of the Reorganization. At the Board meeting held on June 1-2, 2017, the Board voted unanimously to approve the Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of each Fund’s risk factors, please see “More Information on Strategies and Risk Factors” in Appendix B.

Federal Income Tax Consequences of the Reorganization

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization. It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Code, in which event no gain or loss will be recognized by the Acquired Fund or its shareholders. As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.

The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization. The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders or the Acquired Fund will otherwise be eligible to claim, and will claim, a dividends-paid deduction for such amounts.

Contract Owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign, and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUND S

Management of the Trust

This section provides information about the Trust, the Adviser, and the Sub-Adviser s for the Fund s .

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company. Under Massachusetts law and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Board. Each Fund is a series of the Trust.

The Adviser

Jackson National Asset Management, LLC is located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Funds with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is a wholly owned subsidiary of Jackson National, a U.S. based financial services company. Jackson National is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.   JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement. Under the Investment Advisory and Management Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the Fund s and determining how voting and other rights with respect to securities owned by the Fund s will be exercised. JNAM also provides recordkeeping, administrative and exempt transfer agent services to the Fund s and oversees the performance of services provided to the Funds by other service providers, including the custodian and shareholder servicing agent.

JNAM is authorized to delegate certain of its duties with respect to the Fund s to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. JNAM is solely responsible for payment of any fees to each Fund’s Sub-Adviser (the “Sub-Adviser”). JNAM plays an active role in advising and monitoring the Fund s and the Sub-Adviser. JNAM monitors each Sub-Adviser’s Fund management team to determine whether its investment activities remain consistent with the relevant Fund’s investment strategies and objective. JNAM also monitors changes that may impact the Sub-Adviser’s overall business, including the Sub-Adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of the Sub-Adviser. In addition, JNAM obtains detailed, comprehensive information concerning the Funds and each Sub-Adviser’s performance and Fund operations. JNAM is responsible for providing regular reports on these matters to the Board.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board. It may be terminated at any time upon 60 days’ notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays JNAM a fee in respect of each Fund as described in that Fund’s Prospectus.

Management Fees

As compensation for its advisory services, JNAM receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly.  The fee JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund.

The table s below show the advisory fee rate schedule for each Fund as set forth in the Investment Advisory and Management Agreement and the aggregate annual fee each  Fund paid to JNAM for the fiscal year ended December 31, 2016. Each Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the advisory fee rate should the Fund’s average daily net assets exceed specified amounts.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of the Fund)	Aggregate Annual Fee Paid to Adviser for the Fiscal Year Ended December 31, 2016 (Annual Rate Based on Average Net Assets of the Fund)
Harris Fund	$0 to $1 billion Over $1 billion	0.85% 0.80%	0.85%
Red Rocks Fund	$0 to $200 million Over $200 million	0.85% 0.80%	0.82%

JNAM has engaged  certain other  investment adviser s to serve as sub-adviser s to the Fund s under separate Sub-Advisory Agreement s between each Sub-Adviser and JNAM. JNAM selects, contracts with, and compensates the Sub-Adviser s to manage the investment and reinvestment of the assets of the Fund s . JNAM monitors the compliance of the Sub-Adviser s with the investment objectives and related policies of the Fund s , reviews the performance of the Sub-Adviser s , and reports periodically on such performance to the Board. Under the terms of each of  the Sub-Advisory Agreement s , the Sub-Adviser s are responsible for supervising and managing the investment and reinvestment of the assets of a Fund and for directing the purchase and sale of the Fund’s investment securities, subject to the oversight and supervision of JNAM and the Board.  The Sub-Adviser s formulate a continuous

investment program for a Fund consistent with its investment strategies, objectives and policies outlined in its Prospectus.   Each Sub-Adviser implements such program by purchases and sales of securities and regularly reports to JNAM and the Board with respect to the implementation of such program. As compensation for its services, each  Sub-Adviser receives a fee from JNAM, computed separately for the applicable Fund, stated as an annual percentage of the Fund’s net assets. JNAM currently is obligated to pay the Sub-Adviser s out of the advisory fee it receives from the applicable Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have received an exemptive order (the “Order”) that allows JNAM to hire, replace or terminate unaffiliated sub-advisers or materially amend a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board, but without the approval of shareholders.    However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval. Under the terms of the Order, if a new sub-adviser is hired by JNAM, the affected Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within ninety (90) days of the change.  The Order allows the Funds to operate more efficiently and with greater flexibility. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.  JNAM provides oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board whether a sub-adviser’s contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the Sub-Adviser s , there is no certainty that the Sub-Adviser s or the Fund s will obtain favorable results at any given time.

As compensation for its services for the Fund, each of  the Sub-Adviser to the Acquiring Fund , Harris Associates L.P., and the Sub-Adviser to the Acquired Fund, Red Rocks Capital LLC, receives a sub-advisory fee that is payable by JNAM. The current sub-advisory fee schedule is set forth below:

Fund	Average Daily Net Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
Harris Fund	$0 to $100 million Over $100 million	0.60% 0.50%
Red Rocks Fund	$0 to $200 million $200 million to $500 million $500 million to $1 billion Over $1 billion	0.57% 0.52% 0.47% 0.45%

A revised sub-advisory fee schedule for the Acquiring Fund , effective July 1, 2017, is set forth below:

Acquiring Fund	Average Daily Net Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
Harris Fund	$0 to $100 million $100 to $200 million Over $200 million	0.60% 0.50% 0.45%

A discussion of the basis for the Board’s approval of the investment advisory and sub-advisory agreements is available in the Trust’s Annual Report to shareholders for the year ended December 31, 2016.

In addition to the investment advisory fee, each Fund currently pays to JNAM (the “Administrator”) an administrative fee as an annual percentage of the average daily net assets of the Fund, accrued daily and paid monthly, as set forth below.

Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
Harris Fund	$0 to $3 billion Assets over $3 billion	0.15% 0.13%
Red Rocks Fund	$0 to $3 billion Assets over $3 billion	0.15% 0.13%

In return for the administrative fee, the Administrator provides or procures all necessary administrative functions and services for the operation of each Fund.  In addition, the Administrator, at its own expense, provides or procures routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other administrative services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees (categorized as "Other Expenses" in the fee tables).

The Sub-Adviser s

The Acquiring Fund’s investments are selected by Harris Associates L.P., the Sub-Adviser (“Harris”). Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). As of December 31, 2016, Harris had $108 billion in assets under management. Harris and HAI are wholly-owned subsidiaries of Natixis Global Asset Management, L.P., an indirect subsidiary of Natixis Global Asset Management S.A. (“NGAM”), an international asset management group based in Paris, France. NGAM is owned by Natixis, a French investment banking and financial services firm that is principally owned by BPCE, France’s second largest banking group. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970.

The following table describes the Acquiring Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information dated April 24, 2017, as supplemented.

Acquiring Fund	Sub-Adviser & Portfolio Managers	Business Experience
Harris Fund	Harris Associates L.P.	The Fund’s portfolio is managed by Anthony P. Coniaris,

Acquiring Fund	Sub-Adviser & Portfolio Managers	Business Experience
111 South Wacker Drive Suite 4600 Chicago, IL 60606 Portfolio Managers Anthony P. Coniaris, CFA David G. Herro, CFA Michael L. Manelli, CFA

CFA, David G. Herro, CFA, and Michael L. Manelli, CFA, who are primarily responsible for the day-to-day management of the Acquiring Fund’s investments. Mr. Herro and Mr. Manelli have each been a portfolio manager of the Acquiring Fund since its inception. Mr. Coniaris became a portfolio manager of the Fund in January 2017.

Anthony P. Coniaris is the Co-Chairman, Portfolio Manager and an Analyst at Harris. He joined Harris in 1999. Mr. Coniaris has a MBA from Northwestern University and a BA from Wheaton College.

David G. Herro, CFA, is the Deputy Chairman, Chief Investment Officer of International Equities and a Portfolio Manager at Harris. He joined Harris in 1992. Mr. Herro has an MA from the University of Wisconsin-Milwaukee and a BS from the University of Wisconsin-Platteville.

Michael L. Manelli, CFA, is a Vice President, a Portfolio Manager and an Analyst at Harris. He joined Harris in 2005. Mr. Manelli has a BBA from the University of Iowa.

The Acquired Fund’s investments are selected by Red Rocks Capital LLC, the Sub-Adviser (“Red Rocks”). Red Rocks is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. Red Rocks also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year). On July 31, 2015, Red Rocks was acquired by ALPS Advisors, Inc. (“ALPS Advisors”). Located in Denver, Colorado, ALPS Advisors is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”). ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company on the New York Stock Exchange.

The following table describes the Acquired Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquired Fund is available in the Trust’s Statement of Additional Information dated April 24, 2017, as supplemented.

Acquired Fund	Sub-Adviser & Portfolio Managers	Business Experience
Red Rocks Fund	Red Rocks Capital LLC 25188 Genesee Trail Road Suite 250 Golden, Colorado 80401 Portfolio Managers Kirk McCown, CFA Andrew Drummond Wyck Brown, CFA

The Fund’s portfolio is managed by Kirk McCown, CFA, Andrew Drummond and Wyck Brown, CFA, who are primarily responsible for the day-to-day management of the Acquired Fund’s investments. Mr. McCown, Mr. Drummon and Mr. Brown became portfolio managers of the Fund in April 2017.

Kirk McCown, CFA, is a Vice President of Red Rocks. He joined Red Rocks in 2007. Prior to joining Red Rocks, Mr. McCown was with Janus Capital and before that at Crestone Capital Management, where he was Founder and Chief Investment Officer. Previously, Mr. McCown served as Senior Vice President and Portfolio Manager for Reich & Tang in New York, Portfolio Manager for The St. Paul Companies and as a Trust Investment Officer for Norwest Bank in Omaha. Mr. McCown has a B.A. and M.A. from the University of Nebraska. He has over 35 years of investment experience.

Acquired Fund	Sub-Adviser & Portfolio Managers	Business Experience

Andrew Drummond, is a Vice President of Red Rocks. He joined Red Rocks in 2007. Prior to joining Red Rocks Capital, Mr. Drummond was a Portfolio Manager at Sargent, Bickham Lagudis in Boulder, Colorado. Previously, Mr. Drummond was an Equity Analyst for Berger Financial Group from 1999 through 2003 and an Analyst for Colorado Public Employees’ Retirement Association from 1996 to 1999. Mr. Drummond began his investment management career at The Boston Company Asset Management in 1992. Mr. Drummond has a B.S. from the University of Colorado and M.S. in finance from the University of Denver and over 20 years of industry experience.

Wyck Brown, CFA, is a Senior Vice President of Red Rocks. Mr. Brown was named Senior Vice President of Red Rocks Capital in 2017. Mr. Brown joined ALPS in 2014 and, prior to joining ALPS, Mr. Brown was a principal and senior portfolio manager at Braddock Financial for nearly twelve years, focusing on startups, private equity portfolio companies and fixed-income investments. Previously, for over nine years, Mr. Brown served as portfolio manager, trader, and analyst, while working for ING Investment Management as well as Great-West Life & Annuity Assurance Co.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund s .

Additional Information

Classes of Shares

The Trust has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, each Fund has two classes of shares, Class A and Class B. Effective September 25, 2017, Class B shares will become Class I shares.

As discussed in “Distribution Arrangements” below, effective September 25, 2017, the Class A shares of the Fund s will be subject to a Rule 12b-1 fee equal to 0.30% of the Fund’s average daily net assets attributable to Class A shares. Class I shares will not be subject to a Rule 12b-1 fee.

Class A shares (and Class I shares, effective September 25, 2017) of the Fund s represent interests in the same portfolio of securities and will be substantially the same except for “class expenses.”  The expenses of the Fund s will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or Contract Owners funded by shares of such Class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements

Jackson National Life Distributors LLC (the “Distributor”), 7601 Technology Way, Denver, Colorado 80237, a wholly owned subsidiary of Jackson National, is the principal underwriter of the Funds of the Trust and is responsible for promoting sales of the Funds’ shares. The Distributor also is the principal underwriter of the variable annuity insurance products issued by Jackson National and its subsidiaries. In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies. On behalf of certain Funds, including the Acquiring Fund and the Acquired Fund , the Trust has adopted, in accordance with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (the “Plan”). The Board, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund that has adopted the Plan will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A shares, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A shares.  Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. To the extent consistent with existing law and the Plan, the Distributor, as principal underwriter, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services. At a meeting of shareholders held on June 22, 2017, shareholders adopted the Amended Plan. The Class A shares will be charged a Rule 12b-1 fee at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the applicable Fund to compensate the Distributor for shareholder servicing and distribution services.

The Distributor and/or an affiliate have the following relationships with one or more of the sub-advisers of the Trust and/or their affiliates:

●	The Distributor receives payments from certain of these sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of a sub-adviser’s participation.

●	A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of these sub-advisers and receives commissions and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts, registered investment companies, and certain non-qualified plans of the Insurance Companies may purchase shares of the Fund s . You may invest indirectly in the Funds through your purchase of a variable annuity contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in these Funds. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly. If an investor invests in the Fund s under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web-site for more information.

Investment in Trust Shares

Shares of the Trust are presently offered only to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts, to certain unqualified retirement plans, and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts that invest in designated Funds, purchase the shares of the Funds at their net asset value (“NAV”) using premiums received on Contracts issued by the insurance company. Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds’ transfer agent in proper form. There is no sales charge.

Shares of the Fund s are not available to the general public directly.

The Fund s are managed by sub-adviser s who also may manage publicly available mutual funds having similar names and investment objectives. While the Fund s may be similar to or modeled after publicly available mutual funds, Contract purchasers should understand that the Fund s are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of any such publicly available mutual funds and the Fund s may differ substantially.

The price of each Fund’s shares is based on its NAV. The NAV per share of each Fund is determined by JNAM at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for regular trading. However, calculation of the Funds ’ NAV may be suspended on days determined by the Board in times of emergency or market closure as determined by the SEC.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board has adopted procedures pursuant to which JNAM may determine, subject to Board oversight, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, the “fair value” of a security generally will be the amount, determined by JNAM in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

The Board has established a pricing committee to review fair value determinations pursuant to the Trust’s “Pricing Guidelines.”  The pricing committee will also review the value of restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions).

The Fund s may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time-zone arbitrage”).  Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize JNAM, subject to oversight by the Board, to determine the “fair value” of such foreign securities for purposes of calculating a NAV.  JNAM will “fair value” foreign securities held by a Fund if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund’s NAV calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust’s pricing procedures to be a “significant event.” A “significant event” affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, when fair valuing such foreign securities, JNAM will adjust the closing prices of all foreign securities held in a Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“Market Timing” Policy

The interests of  a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Fund s are not intended to serve as a vehicle for market timing.  The Board has adopted policies and procedures with respect to market timing.

The Fund s , directly and through its service providers, and the insurance company and retirement plan service providers (collectively, “service providers”) takes various steps designed to deter and curtail market timing with the cooperation of the Insurance Companies. For example, in the event of a round trip transfer, complete or partial redemptions by a shareholder from a sub-account investing in a Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. The Fund s will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. The Insurance Companies have entered into agreements with the Trust to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Funds ’ Board has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds.  The Funds’ “fair value” pricing policy is described under “Investment in Trust Shares” above and will apply to the Underlying Funds in which the certain Fund s invest.

The policies and procedures described above are intended to deter and curtail market timing in the Fund s .  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Fund s in the future, will be totally effective in this regard. The Fund s rely on the Insurance Companies to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of Jackson National’s anti-market timing policies and procedures can be found in the appropriate variable insurance contract Prospectus (the “Separate Account Prospectus”). The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund’s anti-market timing policies if they are not in violation of the Separate Accounts’ anti-market timing policies and procedures.

Share Redemption

A Separate Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Fund’s transfer agent, in proper form.

The Trust may suspend the right of redemption only under the following circumstances:

●	When the NYSE is closed (other than weekends and holidays) or trading is restricted;
●	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
●	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Dividends and Other Distributions

The Funds generally distribute most or all of their net investment income and their net realized gains, if any, no less frequently than annually. Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquired Fund intends to (and the Acquiring Fund intends to continue )  to qualify and be eligible for treatment as a "regulated investment company" (also known as a "RIC") under Subchapter M of the Code.  As a regulated investment company, each Fund intends to distribute all its net investment income and net capital gains to shareholders no less frequently than annually and, therefore, does not expect to be required to pay any federal income or excise taxes.  The interests in the Fund s are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust and Jackson Variable Series Trust, which are partnerships for U.S. federal income tax purposes.

Each Fund is treated as a corporation separate from the Trust for purposes of the Code.  Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies for treatment as a regulated investment company under Subchapter M of the Code.

Because the shareholders of the Fund s are Separate Accounts of variable insurance contracts and certain other partnerships, the owners of which are Separate Accounts, there are no tax consequences to those shareholders from buying, holding, exchanging and selling shares of the Fund s , provided certain requirements are met.  Distributions from the Fund s are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Fund s intend to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-

advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement requires the Fund s to be operated in compliance with these diversification requirements.  The Adviser may depart from the investment strategy of a Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the past five years or, if shorter, the period of the Fund’s operations. The following table provides selected per share data for one share of each Fund. The total returns in the financial highlights table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions) held for the entire period. The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Trust’s Annual Report, which is available upon request.

JNL Series Trust – Acquired Fund and Acquiring Fund

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(c)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(d)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Red Rocks Listed Private Equity Fund (Acquired Fund)
Class A
12/31/16		9.64	0.15	0.57	0.72	(0.43)	(1.12)	8.81	8.22	460,117	22	1.17	1.17	1.64
12/31/15		10.91	0.23	(0.25)	(0.02)	(0.67)	(0.58)	9.64	(0.41)	641,681	27	1.17	1.17	2.06
12/31/14		12.17	0.21	(0.14)	0.07	(0.85)	(0.48)	10.91	0.62	847,960	34	1.17	1.17	1.71
12/31/13		9.33	0.20	3.64	3.84	(1.00)	—	12.17	41.66	826,147	40	1.17	1.17	1.80
12/31/12		7.25	0.15	2.04	2.19	—	(0.11)	9.33	30.26	684,236	31	1.17	1.17	1.79

Class B
12/31/16		9.73	0.18	0.58	0.76	(0.46)	(1.12)	8.90	8.50	488	22	0.97	0.97	1.88
12/31/15		11.01	0.26	(0.26)	0.00	(0.70)	(0.58)	9.73	(0.23)	435	27	0.97	0.97	2.25
12/31/14		12.26	0.24	(0.14)	0.10	(0.87)	(0.48)	11.01	0.86	515	34	0.97	0.97	1.92
12/31/13		9.40	0.22	3.66	3.88	(1.02)	—	12.26	41.79	550	40	0.97	0.97	1.96
12/31/12		7.28	0.17	2.06	2.23	—	(0.11)	9.40	30.69	430	31	0.97	0.97	2.00
JNL/Harris Oakmark Global Equity Fund (Acquiring Fund)
Class A
12/31/16		8.86	0.14	0.96	1.10	(0.09)	—	9.87	12.45	64,916	42	1.21	1.21	1.57
12/31/15	*	10.00	0.05	(1.19)	(1.14)	—	—	8.86	(11.40)	91,143	23	1.21	1.21	0.85

*	The JNL/Harris Oakmark Global Equity Fund commenced operations on April 27, 2015.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)
Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)
Portfolio turnover is not annualized for periods of less than one year. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Dollar roll transactions are excluded for purposes of calculating portfolio turnover.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 9:00 a.m. Eastern Time, on August 23, 2017, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof. The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the Red Rocks Fund into the Harris Fund, and any other business that may properly come before the Meeting. Only shareholders of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on June 30, 2017, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The Declaration of Trust for the Trust, dated June 1, 1994, provides that thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, and that thirty percent of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy.  A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the shareholder.

Required Vote

The Declaration of Trust does not confer on shareholders a right to vote on consolidation of a series of that Trust. However, SEC rules under the 1940 Act require approval by a majority of the outstanding voting securities of the Acquired Fund. Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.

Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve the Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Shares of the Trust currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies. In addition, shares of the Trust are sold to certain funds of the Trust and the Jackson Variable Series Trust organized as funds-of-funds. Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.

Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract. Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund. Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company. The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date. The Insurance Companies have fixed the close of business on August 21, 2017 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from shareholders of the Acquired Fund. The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust or JNAM or officers or employees of the Insurance Companies.

JNAM, as the Trust’s administrator, has retained the services of Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, New York 11749. Under the agreement between JNAM and Computershare, Computershare will provide proxy distribution, solicitation, and tabulation services (the “Services”). The anticipated cost of the S ervices to be provided by Computershare in connection with this proxy solicitation is approximately $47,983 and will be borne by JNAM.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners. As of June 30, 2017, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the separate accounts of the Insurance Companies, certain funds of the Trust and the Jackson Variable Series Trust organized as funds-of-funds, and certain nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust and Jackson Variable Series Trust as funding vehicles for the Contracts and certain retirement plans, are the owner of record of substantially all of the shares of the Trust and Jackson Variable Series Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Outstanding Shares
Red Rocks Fund (Class A)	47,454,142.56
Red Rocks Fund (Class B)	47,892.34

As of the Record Date, June 30, 2017, the following person(s) owned 5% or more of the shares of the Acquired Fund either beneficially or of record:

Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
JNL Institutional Alt 20 Fund 1 Corporate Way Lansing, MI 48951	20.49%	7.54%
JNL Institutional Alt 35 Fund 1 Corporate Way Lansing, MI 48951	18.39%	6.76%
JNL Disciplined Growth Fund 1 Corporate Way Lansing, MI 48951	14.16%	5.22%
JNL Disciplined Moderate Growth Fund 1 Corporate Way Lansing, MI 48951	13.81%	5.09%
JNAM Guidance – Moderate Growth Fund 1 Corporate Way Lansing, MI 48951	9.05%	3.33%
JNAM Guidance – Maximum Growth Fund 1 Corporate Way Lansing, MI 48951	6.03%	2.22%

Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
JNAM Guidance – Growth Fund 1 Corporate Way Lansing, MI 48951	5.34%	1.97%

*       *       *       *       *

APPENDIX A

Plan Of Reorganization

JNL SERIES TRUST

JNL/RED ROCKS LISTED PRIVATE EQUITY FUND

JNL/HARRIS OAKMARK GLOBAL EQUITY FUND

This Plan of Reorganization has been entered into on September 22, 2017, by JNL SERIES TRUST (the “Trust”), a Massachusetts business trust, on behalf of its JNL/RED ROCKS LISTED PRIVATE EQUITY FUND (the “Red Rocks Fund,” or the “Acquired Fund”) and the JNL/HARRIS OAKMARK GLOBAL EQUITY FUND (the “Harris Fund,” or the “Acquiring Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS, the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Fund and the Acquiring Fund, and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transaction described herein;

WHEREAS, Article IV, Section 3 of the Trust’s Agreement and Declaration of Trust, dated June 1, 1994 (the “Declaration of Trust”), authorizes the Board of Trustees to conduct the business of the Trust and carry on its operations;

WHEREAS, the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”), subject to the approval of the shareholders of the Acquired Fund; and

WHEREAS, this Plan of Reorganization is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:

1.
The Closing Date shall be September 22, 2017, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per Class A share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

A-1

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund. Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Trust.

5.
Upon completion of the foregoing transaction, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees. The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

6.
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing and mailing of the proxy statement and related disclosure documents, and the costs and expenses related to obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC (“JNAM”), and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, will also be borne by JNAM.

7.
The obligations of the Acquired Fund and the Acquiring Fund to complete the transaction described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code. The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request from the Acquired Fund and the Acquiring Fund.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

IN WITNESS WHEREOF, the Trust, on behalf of the Red Rocks Fund and the Harris Fund, has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL SERIES TRUST

By:
Mark D. Nerud, Trustee, President, and
Chief Executive Officer

Attest:
Susan S. Rhee, Vice President, Counsel
(Chief Legal Officer), and Secretary

A-2

APPENDIX B

More Information on Strategies and Risk Factors

Acquired Fund

JNL/Red Rocks Listed Private Equity Fund

Class A and Class B

Investment Objective. The investment objective of the JNL/Red Rocks Listed Private Equity Fund is to seek to maximum total return.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have stated intention to have a significant portion of their assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicles whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private equity companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

Red Rocks Capital LLC (“Red Rocks” or “Sub-Adviser”) selects investments from the private equity company universe using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. The Sub-Adviser looks to allocate the portfolio amongst industry sectors, geographic locations, stage of investment, vintage year and capital structures.

The Fund may concentrate its investments in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have a stated intention to have a significant portion of their assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s and investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

  Accounting risk
  Company risk
  Concentration risk
  Equity securities risk
  Financial services risk
  Foreign regulatory risk
  Foreign securities risk
  Investment in other investment companies risk
  Investment style risk
  Liquidity risk
  Managed portfolio risk
  Mid-capitalization and small-capitalization investing risk
  Non-diversification risk
  Securities lending risk
  Stock risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Proxy Statement/Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

  Credit risk
  Currency risk
  Cybersecurity risk
  Derivatives risk
  Direct investments risk
  Expense risk
  Investment strategy risk
  Market risk
  Portfolio turnover risk
  Redemption risk
  Regulatory investment limits risk
  Sector risk
  Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Acquiring Fund

JNL/Harris Oakmark Global Equity Fund

Class A (and Class I, effective September 25, 2017)

Investment Objective. The investment objective of the Fund is to seek capital appreciation.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. There are no geographic limits on the Fund’s non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the estimate of its intrinsic or true business value as determined by the Sub-Adviser’s estimate of its intrinsic or true business value. A “true business value,” means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Fund’s Sub-Adviser believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objective.

The Sub-Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, the Sub-Adviser looks for the following characteristics, although not all of the companies selected will have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) a high level of ownership by management.

In making its investment decisions, the Sub-Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Sub-Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Sub-Adviser’s analysts typically visit companies and conduct other research on the companies and their industries.

Once the Sub-Adviser identifies a stock that it believes is selling at a significant discount to the Sub-Adviser’s estimate intrinsic value and that the company has one or more of the additional qualities mentioned above, the Sub-Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches it’s estimated worth. This means the Sub-Adviser sets specific “buy” and “sell” targets for each stock held by the Fund. The Sub-Adviser also monitors each holding and adjusts these price targets as warranted to reflect changes in a company’s fundamentals.

The Sub-Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund’s portfolio typically holds thirty to sixty stocks, and a significant percentage of the Fund’s total assets may also be invested in a particular region, sector or industry.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Accounting risk
•	Company risk
•	Concentration risk
•	Currency risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	European investment risk
•	Financial services risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Investment strategy risk
•	Investment style risk
•	Large-capitalization investing risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Sector risk
•	Small capitalization investing risk
•	Stock risk
•	Volatility risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Proxy Statement/Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•   China and India country specific risks
•   Cybersecurity risk
•   Expense risk
•   Government regulatory risk
•   Hedging instruments risk
•   Pacific Rim investing risk
•   Portfolio turnover risk
•   Redemption risk
•   Regulatory investment limits risk
•   Russia investment risk
•   Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Glossary of Risks

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards, and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

China and India country specific risks – Investments in equity and equity-related securities in the Greater China region and India will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. Government reforms and the move to capitalism may not positively impact the economies of either country. Stable economic growth may be hampered by a number of factors, including burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, currency fluctuations, and social instability. As a result, investments in the Greater China region and India may be volatile.

Company risk – Investments in U.S. and foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition. For example, poor earnings performance of a company may result in a decline of its stock price.

Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry

Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions. As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic

To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security

The Fund’s portfolio may invest in a limited number of securities. As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn. It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Credit risk – The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do. In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments. Cyber attacks on the Funds’ sub-advisers and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share. As a result, cyber attacks could impact the performance of the Funds.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments.  As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear. The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Direct investments risk – Direct investments are investments made directly with an enterprise through a shareholder or similar agreement (i.e., not through publicly-traded shares or interests). Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for many of these investments, the Fund may take longer to liquidate these positions than would be the case for publicly-traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Direct investments risks also includes the risks of investing in listed private equity companies, which are publicly-traded vehicles that generally investment capital in privately-held businesses. In addition to the risks discussed above, listed private equity companies are subject to various risks depending on their underlying investments, which include, but are not limited to, additional liquidity risk, sector risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk. Derivatives risk is the risk that the value of the listed private equity companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment. There are inherent risks in investing in private equity companies, whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, which may impede the ability to make a fully informed investment decision. Listed private equity companies may have relatively concentrated investment portfolios of small number of holdings. The aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, or the need to write down the value of an investment.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A Fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.

Frontier market countries are emerging market countries that are considered to have the smallest, least mature and least liquid securities markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities generally. In addition, investing in Europe poses some unique risks. Europe includes both developed and emerging markets and investments by a Fund will be subject to the risks associated with investments in such markets. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the European Economic and Monetary Union (“EMU”). The EU is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the EMU, which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). Performance is expected to be closely tied to social, political, security, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Recent security concerns related to immigration, geopolitical risk, and terrorism could have a negative impact on the EU and investments within EU countries.

The global economic crisis of the past several years has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. There may also be similar Brexit movements in other EU countries, which could impact the economic, security, and political fabric of the EU.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position. Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular. Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Government regulatory risk – Certain industries or sectors, including, but not limited to, real estate, financial services, utilities, oil and natural gas exploration and production, anything environment-related, and health care are subject to increased regulatory requirements. There can be no guarantee that companies in which the Fund invests will meet all applicable regulatory requirements. Certain companies could incur substantial fines and penalties for failing to meet government regulatory requirements. These requirements may also result in additional compliance expenses and costs. Such increased regulatory compliance costs could hurt a company’s performance.

Hedging instruments risk – The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. The Fund may also attempt, from time to time, to hedge against market risk by using other derivative investments, which may include purchasing or selling call and put options. The purchase of a call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, the purchase of a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid. In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It is not possible to hedge fully or perfectly against any risk.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met; their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund. Liquidity risk arises, for example, from small average daily trading volumes, trading restrictions, or temporary suspensions of trading. In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks. Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Securities of such issuers may lack sufficient market liquidity to conduct transactions at an advantageous time, or without a substantial drop in price. Generally, the smaller the company size, the greater these risks become.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Non-diversification risk – The Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.” There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Pacific Rim investing risk – The Pacific Rim economies are in various stages of economic development. Many of the economies in the region can be characterized as developing, newly-industrialized, or developed. Many of the Pacific Rim economies may be intertwined, so they may experience recessions at the same time. Furthermore, many of the Pacific Rim economies are characterized by high inflation, undeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The Australia and New Zealand economies are largely dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources. If a Fund concentrates investments in Pacific Rim markets, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within the Pacific Rim region and to be more volatile than the performance of more geographically diversified funds.

Portfolio turnover risk – The Fund may actively trade securities or instruments, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities. The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Russia investment risk – A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that the Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equity securities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

Many investments in Russia are tied to commodities, particularly, oil. The price of commodities and volatility in the commodities market could have a negative impact on the Russian economy, Russian companies, and Russian investments. The geopolitical environment with the Ukraine and Middle East enhance the possibility of conflict with Russia.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact the Fund. Any or all of these potential results could lead Russia’s economy into a recession.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in the regulatory or competitive environment, or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio manager’s choice of securities within such sector.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets. Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment towards infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market. Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors. Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (i) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (ii) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (iii) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (iv) confront challenging environmental conditions, including natural or man-made disasters; (v) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (vi) incur risks associated with the operation of nuclear power plants; and (vii) face the effects of energy conservation and other factors affecting the level of demand for services. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility’s ability to meet its obligations to its suppliers. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company’s profitability and the value of its securities. In addition, federal, state and municipal governmental authorities may review existing construction projects, and impose additional, regulations governing the licensing, construction and operation of power plants. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan.

Small capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, such securities may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small-capitalization companies often have limited product lines, narrower markets and more limited managerial and financial resources, or may depend on the expertise of a few people, than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Volatility risk – The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or depreciations in value over short periods of time.

STATEMENT OF ADDITIONAL INFORMATION

JULY 21, 2017

JNL SERIES TRUST

JNL/Red Rocks Listed Private Equity Fund

(a series of JNL Series Trust)

(the “Acquired Fund”)

AND

JNL/Harris Oakmark Global Equity Fund

(a series of JNL Series Trust)

(the “Acquiring Fund”)

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Red Rocks Listed Private Equity Fund	JNL/Harris Oakmark Global Equity Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”). This SAI is available to separate accounts, registered investment companies, and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other shareholders of the Acquired Fund as of June 30, 2017.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)	The Acquiring Fund’s and Acquired Fund’s Statement of Additional Information dated April 24, 2017, as supplemented (File Nos. 033-87244 and 811-8894); and

(2)	The Annual Report to Shareholders of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2016 (File Nos. 033-87244 and 811-8894).

This SAI is not a prospectus. A Proxy Statement and Prospectus dated July 21, 2017, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the JNL Series Trust at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNL/Red Rocks Listed Private Equity Fund merging into JNL/Harris Oakmark Global Equity Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual report of JNL/Red Rocks Listed Private Equity Fund (“Red Rocks” or the “Acquired Fund”) and JNL/Harris Oakmark Global Equity Fund (“Harris Fund” or the “Acquiring Fund”) dated December 31, 2016. All shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended December 31, 2016, is intended to present supplemental data as if the proposed Reorganization of Red Rocks Fund into Harris Fund (collectively, the “Funds”) had occurred as of January 1, 2016. The Reorganization is intended to combine the Acquired Fund with a similar fund currently advised by Jackson National Asset Management, LLC (“JNAM” or “Management”). Both Funds are advised by JNAM. Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on September 22, 2017, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. In connection with the Reorganization, it is currently anticipated that roughly 100% of the Acquired Fund’s holdings will be liquidated and transferred to the Acquired Fund, and then reinvested in the Harris Fund in accordance with the Harris Fund’s policies and strategies . Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (“Transaction Costs”), associated with the Reorganization. Such Transaction Costs are estimated to be $153,472 attributed to the Red Rocks Fund and $299,166 attributed to the Harris Fund.

The Funds currently have the same adviser, administrator, distributor, fund accounting agent, and custodian. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of December 31, 2016, the net assets of the Acquired Fund and the Acquiring Fund were $460,605,096 and $64,915,778, respectively. The net assets of the pro forma C ombined F und as of December 31, 2016, after consideration of Transaction Costs, would have been $525,068,236 had the Reorganization occurred on that date. The actual net assets of the Acquired Fund and the Acquiring Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date.

On a pro forma basis for the twelve months ended December 31, 2016, it is projected that the Combined Fund will incur additional management expenses of $155,708 in the fiscal year after the Reorganization based on the proformas as of December 31, 2016 . There is no impact to other operating expenses had the Reorganization occurred on January 1, 2016. No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The proposed Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. Although not free from doubt, it is expected that the Reorganization will be a tax-free transaction under

Section 368(a)(1) of the Code for the Funds. The Reorganization is not expected to result in any material adverse federal income tax consequences to the shareholders of the Acquired Fund.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Acquired Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations. Accordingly, no provision for federal income taxes is required.

As of December 31, 2016, the Acquired Fund had no net capital loss carryforwards; the Acquiring Fund had post-enactment unused capital loss carryovers (in thousands), which may be used to offset future net realized capital gains and will be carried forward indefinitely and retain their character as follows:

	Short-Term Capital Losses	Long-Term Capital Losses
Acquiring Fund	$1,230	$3,351

Under the Regulated Investment Company Modernization Act of 2010, the Acquiring Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

PART C
OTHER INFORMATION

Item 15.  Indemnification
Article VIII of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having  been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.
Article VI of the Registrant's By-Laws provides the following:
The Trust shall provide any indemnification required by applicable law and shall indemnify Trustees, officers, agents and employees as follows:
(a) The Trust shall indemnify any current or former Trustee, officer and agents of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust as any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered  Person") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent authorized and in the manner permitted by applicable federal and state law, provided he or she acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.
(b) The Trust shall indemnify any current and former Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise to the fullest extent authorized and in the manner permitted by applicable federal and state law, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit.
(c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified to the fullest extent authorized and in the manner permitted by applicable federal and state law against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).
(d) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein.  Such determination must be made by disinterested Trustees or independent legal counsel.  Prior to any payment being made pursuant to this paragraph, a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.
(e) The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.  For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.
(f) Pursuant and subject to Article VI, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.
(g) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.
(h) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.
(i) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.
(j) The Trust shall have the power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article.  Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.
The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.
Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 16. Exhibits

(1)			Agreement and Declaration of Trust of Registrant dated June 1, 1994.[1]

(2)	(a)		Amended and Restated By-Laws of Registrant, approved and adopted on November 27, 2012.[13]

	(b)		Amendment, approved and adopted on December 9, 2015, to Amended and Restated By-Laws of Registrant, approved and adopted on November 27, 2012.[23]

(3)			Not Applicable

(4)			Plan of Reorganization, filed as Appendix A to the Proxy Statement and Prospectus set forth in Part A to this Registration Statement on Form N-14.

(5)
Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-laws (Exhibits (1) and (2)).

(6)	(a)		Jackson National Asset Management, LLC ("JNAM")

		(i)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[15]

		(ii)	Amendment, effective September 16, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[15]

		(iii)	Amendment, effective April 28, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013. [17]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[18]

		(v)	Amendment, effective September 15, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[18]

		(vi)	Amendment, effective April 27, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[20]

		(vii)	Amendment, effective July 1, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[22]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[22]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[24]

		(x)	Amendment, effective September 19, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[25]

		(xi)	Amendment, effective April 24, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013. [27]

	(b)		Harris Associates L.P. ("Harris")

		(i)	Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[2][0]

		(ii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[26]

	(c)		Red Rocks Capital LLC ("Red Rocks")

		(i)	Investment Sub-Advisory Agreement between JNAM and Red Rocks, effective July 31, 2015.[22]

		(ii)	Amendment, effective October 1, 2015, to Investment Sub-Advisory Agreement between JNAM and Red Rocks, effective July 31, 2015.[22]

		(iii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Red Rocks, effective July 31, 2015.[26]

(7)	(a)	(i)	Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[13]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[15]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[15]

		(iv)	Amendment, effective April 28, 2014, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[17]

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[18]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[18]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[20]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[22]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[24]

		(x)	Amendment, effective September 19, 2016, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[25]

		(xi)	Amendment, effective October 1, 2016, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[26]

		(xii)	Amendment, effective April 24, 2017, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, effective April 29, 2013.[27]

(8)			Not Applicable.

(9)	(a)	(i)	Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. ("JPMorgan Chase"), dated August 12, 2009.[2]

		(ii)	International Proxy Voting Addendum, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[2]

		(iii)	Mutual Fund Rider, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[2]

		(iv)	Amendment, dated September 28, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(v)	Amendment, dated May 1, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[4]

		(vi)	Amendment, dated October 11, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[5]

		(vii)	Amendment, effective April 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[7]

		(viii)	Amendment, effective August 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[8]

		(ix)	Amendment, effective October 1, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[9]

		(x)	Amendment, effective December 12, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[9]

		(xi)	Amendment, effective April 30, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[11]

		(xii)	Amendment, effective August 29, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[13]

		(xiii)	Amendment, effective April 29, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[13]

		(xiv)	Amendment, effective September 16, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[15]

		(xv)	Amendment, effective April 28, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[17]

		(xvi)	Amendment, effective September 2, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[18]

		(xvii)	Amendment, effective September 15, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[18]

		(xviii)	Amendment, effective April 27, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[20]

		(xix)	Amendment, effective June 19, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[22]

		(xx)	Amendment, effective July 1, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[22]

		(xxi)	Amendment, effective September 28, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[22]

		(xxii)	Amendment, effective April 25, 2016, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xxiii)	Amendment, effective April 24, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[27]

	(b)	(i)	Custody Agreement between Registrant and State Street Bank and Trust Company ("State Street"), dated December 30, 2010.[6]

		(ii)	Amendment, effective September 2, 2014, to the Custody Agreement between Registrant and State Street, dated December 30, 2010.[18]

(iii)
Revised Amendment, dated April 27, 2015, to Custody Agreement between Registrant and State Street, dated December 30, 2010, to add additional registered investment companies, JNL/AB Dynamic Asset Allocation Fund Ltd., and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. (collectively, "RICs and Cayman Entities") as parties.[22]

		(iv)	Amendment, effective September 28, 2015, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[22]

		(v)	Amendment, dated April 25, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[24]

		(vi)	Amendment, effective September 19, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[25]

		(vii)	Amendment, effective April 24, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[27]

(10)	(a)	(i)	Distribution Plan, effective April 29, 2013.[13]

		(ii)	Amendment, effective May 30, 2013, to Distribution Plan, effective April 29, 2013.[15]

		(iii)	Amendment, effective September 16, 2013, to Distribution Plan, effective April 29, 2013.[15]

		(iv)	Amendment, effective April 28, 2014, to Distribution Plan, effective April 29, 2013.[17]

		(v)	Amendment, effective June 4, 2014, to Distribution Plan, effective April 29, 2013.[18]

		(vi)	Amendment, effective September 15, 2014, to Distribution Plan, effective April 29, 2013.[18]

		(vii)	Amendment, effective April 27, 2015, to Distribution Plan, effective April 29, 2013.[20]

		(viii)	Amendment, effective September 28, 2015, to Distribution Plan, effective April 29, 2013.[22]

		(ix)	Amendment, effective April 25, 2016, to Distribution Plan, effective April 29, 2013.[24]

		(x)	Amendment, effective September 19, 2016, to Distribution Plan, effective April 29, 2013.[25]

		(xi)	Amendment, effective October 1, 2016, to Distribution Plan, effective April 29, 2013.[26]

		(xii)	Amendment, effective April 24, 2017, to Distribution Plan, effective April 29, 2013.[27]

	(b)	(i)	Multiple Class Plan, effective April 29, 2013.[13]

		(ii)	Amendment, effective September 16, 2013, to Multiple Class Plan, effective April 29, 2013.[15]

		(iii)	Amendment, effective April 28, 2014, to Multiple Class Plan, effective April 29, 2013.[17]

		(iv)	Amendment, effective September 15, 2014, to Multiple Class Plan, effective April 29, 2013.[18]

		(v)	Amendment, effective April 27, 2015, to Multiple Class Plan, effective April 29, 2013.[20]

		(vi)	Amendment, effective September 28, 2015, to Multiple Class Plan, effective April 29, 2013.[22]

		(vii)	Amendment, effective April 25, 2016, to Multiple Class Plan, effective April 29, 2013.[24]

		(viii)	Amendment, effective September 19, 2016, to Multiple Class Plan, effective April 29, 2013.[25]

		(ix)	Amendment, effective April 24, 2017, to Multiple Class Plan, effective April 29, 2013.[27]

(11)			Opinion and Consent of Counsel regarding legality of shares being registered, incorporated by reference to Registrant's Registration Statement filed on Form N-14.[28]

(12)			Opinion and Consent of Counsel regarding tax matters and consequences to shareholders discussed in the Proxy Statement and Prospectus, to be filed by amendment.

(13)	(a)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[11]

		(ii)	Amendment, effective March 1, 2012, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(iii)	Amendment, effective April 30, 2012, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[11]

		(iv)	Amendment, effective April 29, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[13]

		(v)	Amendment, effective May 30, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[15]

		(vi)	Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[15]

		(vii)	Amendment, effective September 5, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[15]

		(viii)	Amendment, effective September 16, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[15]

		(ix)	Amendment, effective April 28, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[17]

		(x)	Amendment, effective June 4, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[18]

		(xi)	Amendment, effective September 15, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[18]

		(xii)	Amendment, effective April 27, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[20]

		(xiii)	Amendment, effective September 28, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[22]

		(xiv)	Amendment, effective October 1, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[22]

		(xv)	Amendment, effective April 25, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[24]

		(xvi)	Amendment, effective September 19, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[25]

		(xvii)	Amendment, effective April 24, 2017, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[27]

	(b)		Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[14]

	(c)		Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[24]

(d)
Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[24]

	(e)		Amended and Restated Expense Limitation Agreement, dated January 1, 2011, between Registrant and JNAM.[7]

	(f)	(i)
Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Jackson Variable Series Trust and Curian Series Trust and JNAM and Curian Capital LLC.[20]

		(ii)	Amendment, effective February 2, 2016, to Master Interfund Lending Agreement dated April 27, 2015.[24]

	(g)	(i)	Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[4]

		(ii)	Amendment, dated August 29, 2011, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[8]

		(iii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[15]

		(iv)	Amendment, dated April 27, 2015, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[20]

		(v)	Amendment, dated September 19, 2016, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[25]

		(vi)	Amendment, dated April 24, 2017, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[27]

	(h)	(i)	Management Fee Waiver Agreement (for certain funds), effective April 30, 2012, between Registrant and JNAM.[10]

		(ii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[15]

		(iii)	Amendment, dated March 16, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[20]

		(iv)	Amendment, dated April 27, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[20]

		(v)	Amendment, dated October 1, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(vi)	Amendment, dated April 25, 2016, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[24]

		(vii)	Amendment, dated September 19, 2016, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[25]

		(viii)	Amendment, dated April 24, 2017, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[27]

	(i)	(i)	Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[11]

		(ii)	Amendment, effective April 30, 2012, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[11]

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[13]

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM dated February 28, 2012.[15]

		(v)	Amendment, effective April 28, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[17]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[18]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[20]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[22]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[24]

		(x)	Amendment, September 19, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[25]

		(xi)	Amendment, April 24, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[27]

(14)			Consent of Independent Registered Public Accounting Firm, incorporated by reference to Registrant's Registration Statement filed on Form N-14.[28]

(15)			None.

(16)			Powers of Attorney, dated July 13, 2017.[29]

(17)			Form of Proxy and Voting Instruction Cards, incorporated by reference to Registrant's Registration Statement filed on Form N-14.[28]

[1]
Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its registration statement on Form N-1A (033-87244; 811-8894) ("Registration Statement") filed with the Securities and Exchange Commission ("SEC") on June 26, 1996.

[2]	Incorporated by reference to Registrant's Post-Effective Amendment No. 73 to its Registration Statement on Form N-1A filed with the SEC on September 23, 2009.
[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A filed with the SEC on December 18, 2009.
[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 78 to its Registration Statement on Form N-1A filed with the SEC on April 30, 2010.
[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A filed with the SEC on October 8, 2010.
[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 86 to its Registration Statement on Form N-1A filed with the SEC on January 3, 2011.
[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A filed with the SEC on April 29, 2011.
[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 95 to its Registration Statement on Form N-1A filed with the SEC on August 26, 2011.
[9]	Incorporated by reference to Registrant's Post-Effective Amendment No. 99 to its Registration Statement on Form N-1A filed with the SEC on December 9, 2011.
[10]	Incorporated by reference to Registrant's Post-Effective Amendment No. 101 to its Registration Statement on Form N-1A filed with the SEC on December 22, 2011.
[11]	Incorporated by reference to Registrant's Post-Effective Amendment No. 104 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2012.
[12]	Incorporated by reference to Registrant's Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A filed with the SEC on August 24, 2012.
[13]	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A filed with the SEC on December 19, 2012.
[14]	Incorporated by reference to Registrant's Post-Effective Amendment No. 111 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2013.
[15]	Incorporated by reference to Registrant's Post-Effective Amendment No. 116 to its Registration Statement on Form N-1A filed with the SEC on September 13, 2013.
[16]	Incorporated by reference to Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A filed with the SEC on December 20, 2013.
[17]	Incorporated by reference to Registrant's Post-Effective Amendment No. 121 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2014.
[18]	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 to its Registration Statement on Form N-1A filed with the SEC on September 12, 2014.
[19]	Incorporated by reference to Registrant's Post-Effective Amendment No. 127 to its Registration Statement on Form N-1A filed with the SEC on January 16, 2015.
[20]	Incorporated by reference to Registrant's Post-Effective Amendment No. 129 to its Registration Statement on Form N-1A filed with the SEC on April 24, 2015.
[21]	Incorporated by reference to Registrant's Post-Effective Amendment No. 131 to its Registration Statement on Form N-1A filed with the SEC on June 10, 2015.
[22]	Incorporated by reference to Registrant's Post-Effective Amendment No. 134 to its Registration Statement on Form N-1A filed with the SEC on September 25, 2015.
[23]	Incorporated by reference to Registrant's Post-Effective Amendment No. 136 to its Registration Statement on Form N-1A filed with the SEC on December 14, 2015.
[24]	Incorporated by reference to Registrant's Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A filed with the SEC on April 22, 2016.
[25]	Incorporated by reference to Registrant's Post-Effective Amendment No. 144 to its Registration Statement on Form N-1A filed with the SEC on September 16, 2016.
[26]	Incorporated by reference to Registrant's Post-Effective Amendment No. 146 to its Registration Statement on Form N-1A filed with the SEC on December 16, 2016.
[27]	Incorporated by reference to Registrant's Post-Effective Amendment No. 149 to its Registration Statement on Form N-1A filed with the SEC on April 21, 2017.
[28]	Incorporated by reference to Registrant's Registration Statement filed on Form N-14 filed with the SEC on June 26, 2017.
[29]	Incorporated by reference to Registrant's Registration Statement filed on Form POS EX filed with the SEC on July 18, 2017.

Item 17.  Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended (the "1933 Act"), this Registration Statement has been signed on behalf of the Registrant, in the City of Lansing and the State of Michigan on the 20th day of July 2017.

JNL SERIES TRUST
/s/Susan S. Rhee
Susan S. Rhee
Vice President, Counsel, and Secretary

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Michael J. Bouchard by Susan S. Rhee*	July 20, 2017
Michael J. Bouchard
Trustee

/s/ Ellen Carnahan by Susan S. Rhee*	July 20, 2017
Ellen Carnahan
Trustee

/s/ William J. Crowley, Jr. by Susan S. Rhee*	July 20, 2017
William J. Crowley, Jr.
Trustee

/s/ Michelle Engler by Susan S. Rhee*	July 20, 2017
Michelle Engler
Trustee

/s/ John W. Gillespie by Susan S. Rhee*	July 20, 2017
John W. Gillespie
Trustee

/s/ Richard D. McLellan by Susan S. Rhee*	July 20, 2017
Richard D. McLellan
Trustee

/s/ Mark D. Nerud by Susan S. Rhee*	July 20, 2017
Mark D. Nerud
President and Trustee

/s/ Daniel W. Koors by Susan S. Rhee*	July 20, 2017
Daniel W. Koors
Treasurer and Chief Financial Officer (Principal Financial Officer)

/s/ William R. Rybak by Susan S. Rhee*	July 20, 2017
William R. Rybak
Trustee

/s/ Edward C. Wood by Susan S. Rhee*	July 20, 2017
Edward C. Wood
Trustee

/s/ Patricia A. Woodworth by Susan S. Rhee*	July 20, 2017
Patricia A. Woodworth
Trustee

*Signed by Susan S. Rhee, Attorney In Fact